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                                                                   EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 27, 1998 included in JMAR Industries, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


                                                        /s/ Arthur Andersen LLP
                                                            ARTHUR ANDERSEN LLP


San Diego, California
May 8, 1998